NAME CHANGE AMENDMENT TO DECLARATION OF TRUST

                        FIRST TRUST MLP AND INCOME FUND

                                OCTOBER 2, 2012

      WHEREAS, the Declaration of Trust of First Trust MLP and Income Fund (the "Trust") was made as of August 15, 2012 (the "Declaration");

      WHEREAS, the Board of Trustees, pursuant to the authority granted to them by the Declaration, now desire to amend the Declaration to change the name of the Trust, effective as of October 2, 2012, to

                   First Trust MLP Growth and Income Fund;

      NOW, THEREFORE, the Board of Trustees does hereby amend the Declaration, effective as of October 2, 2012, to change the name of the Trust to First Trust MLP Growth and Income Fund; and in all places in the Declaration where the name of the Trust appears, such name be and it hereby is changed to First Trust MLP Growth and Income Fund;

      Except as aforesaid, the Declaration shall remain in full force and effect.

                           [Signature page to follow]

IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed this Amendment as of October 2, 2012.



/s/ James A. Bowen                               /s/ Richard E. Erickson
-------------------------------                  -------------------------------
James A. Bowen, as Trustee                       Richard E. Erickson, as Trustee
and not individually                             and not individually
Address:                                         Address:
c/o First Trust Advisors L.P.                    c/o First Trust Advisors L.P.
120 E. Liberty Drive                             120 E. Liberty Drive
Suite 400                                        Suite 400
Wheaton, IL 60187                                Wheaton, IL 60187



/s/ Thomas R. Kadlec                             /s/ Robert F. Keith
-------------------------------                  -------------------------------
Thomas R. Kadlec, as Trustee                     Robert F. Keith, as Trustee
and not individually                             and not individually
Address:                                         Address:
c/o First Trust Advisors L.P.                    c/o First Trust Advisors L.P.
120 E. Liberty Drive                             120 E. Liberty Drive
Suite 400                                        Suite 400
Wheaton, IL 60187                                Wheaton, IL 60187



/s/ Niel B. Nielson
-------------------------------
Niel B. Nielson, as Trustee
and not individually
Address:
c/o First Trust Advisors L.P.
120 E. Liberty Drive
Suite 400
Wheaton, IL 60187